Exhibit 99.3

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

In December 2016, CONSOL Energy announced its intention to separate into two independent, publicly traded companies: a coal company and a natural gas exploration and production (E&P) company. The coal company includes CONSOL Energy’s (Pennsylvania Mining Corporation) PAMC Division, CONSOL Energy’s ownership interest in CNX Coal Resources LP (CNXC), CNX marine terminal at the Port of Baltimore, undeveloped coal reserves located in the Northern Appalachian, Central Appalachian and Illinois basins and certain related coal assets and liabilities (collectively, the Coal Business). CONSOL Mining Corporation was formed in Delaware on June 21, 2017 for the purpose of holding CONSOL Energy’s Coal Business. The spin-off transaction, which is expected to be tax-free to CONSOL Energy stockholders, was effected through a pro rata distribution of CONSOL Energy (formerly CONSOL Mining Corporation) stock to existing CNX Resources stockholders. On November 28, 2017, CNX Resources Corporation (CNX Resources) completed the disposition of the Coal Business pursuant to the Separation and Distribution agreement dated November 28, 2017, between CONSOL Mining Corporation and CONSOL Energy Inc. (the Separation and Distribution Agreement). In connection with the spin-off, CONSOL Energy Inc. was renamed CNX Resources Corporation and CONSOL Mining Corporation changed its name to CONSOL Energy Inc. CNX Resources will no longer consolidate the Coal Business within its financial results. Beginning in the fourth quarter of 2017, the Coal Business’ historical financial results for periods prior to the Separation Date will be reflected in CNX Resources’ consolidated financial statements as a discontinued operation.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 and unaudited pro forma condensed consolidated statements of income of CNX Resources for the nine months ended September 30, 2017 and the years ended December 31, 2016, 2015, and 2014 give effect to the spin-off. The unaudited pro forma condensed consolidated financial statements have been prepared by management of CNX Resources based upon the historical financial statements of CNX Resources and the adjustments and assumptions in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2017 and the years ended December 31, 2016, 2015, and 2014 have been prepared to reflect the spin-off as if it had occurred on September 30, 2017 for the unaudited pro forma condensed consolidated balance sheet and January 1, 2014 for the unaudited pro forma condensed consolidated statements of income.

The unaudited pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the spin-off transaction had occurred on the dates indicated or which may be obtained in the future. Management believes that the assumptions provide a reasonable basis for presenting the significant effects of the spin-off and are (i) factually supportable, (ii) directly attributable to the spin-off transaction and (iii) with respect to the statements of income, expected to have a continuing impact on CNX Resources. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and do not purport to represent what our results of operations would have been had the transactions to which the pro forma adjustments relate occurred on the dates indicated and they do not purport to project our financial condition or results of operations for any future period. The pro forma adjustments may differ from those that will be calculated for purposes of reporting discontinued operations in future filings.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the audited consolidated financial statements of CNX Resources (formerly CONSOL Energy Inc.) included in its Annual Report on Form 10-K for the year ended December 31, 2016 and the unaudited condensed consolidated financial statements in CNX Resources’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, and accompanying notes, in each case, which are available on the United States Securities and Exchange Commission’s website at www.sec.gov and CNX Resources’ website at www.cnx.com.

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments			Pro Forma
Revenue and Other Income:
Natural Gas, NGLs and Oil Sales	$812,511	$—			$812,511
Gain on Commodity Derivative Instruments	80,508	—			80,508
Coal Sales	899,400	(899,400)	(a	)	—
Other Outside Sales	45,986	(42,806)	(a	)	3,180
Purchased Gas Sales	32,678	—			32,678
Freight-Outside Coal	51,847	(51,847)	(a	)	—
Miscellaneous Other Income	115,669	(45,716)	(a	)	69,953
Gain (Loss) on Sale of Assets	197,343	(13,024)	(a	)	184,319

Total Revenue and Other Income	2,235,942	(1,052,793)			1,183,149
Costs and Expenses:
Exploration and Production Costs
Lease Operating Expense	64,459	—			64,459
Transportation, Gathering and Compression	279,699	—			279,699
Production, Ad Valorem, and Other Fees	19,854	—			19,854
Depreciation, Depletion and Amortization	288,220	—			288,220
Exploration and Production Related Other Costs	33,980	—			33,980
Purchased Gas Costs	32,231	—			32,231
Other Corporate Expenses	68,172	—			68,172
Impairment of Exploration and Production Properties	137,865	—			137,865
Selling, General, and Administrative Costs	62,490	—	(g	)	62,490

Total Exploration and Production Costs	986,970	—			986,970
PA Mining Operations Costs
Operating and Other Costs	608,678	(608,678)	(a	)	—
Depreciation, Depletion and Amortization	125,341	(125,341)	(a	)	—
Freight Expense	51,847	(51,847)	(a	)	—
Selling, General, and Administrative Costs	50,637	(50,637)	(a	)	—

Total PA Mining Operations Costs	836,503	(836,503)			—
Other Costs
Miscellaneous Operating Expense	117,007	(88,407)	(a	)/(e)	28,600
Selling, General, and Administrative Costs	9,182	(7,960)	(a	)	1,222
Depreciation, Depletion and Amortization	1,047	57	(a	)	1,104
Loss on Debt Extinguishment	1,233	—			1,233
Interest Expense	129,367	(11,828)	(a	)	117,539

Total Other Costs	257,836	(108,138)			149,698
Total Costs And Expenses	2,081,309	(944,641)			1,136,668

Earnings (Loss) Before Income Tax	154,633	(108,152)			46,481
Income Tax Expense (Benefit)	39,962	(14,345)	(b	)	25,617

Net Income (Loss)	114,671	(93,807)			20,864
Less: Net Income (Loss) Attributable to Noncontrolling Interest	10,567	(10,567)	(a	)	—

Net Income (Loss) Attributable to CNX Resources Corporation Shareholders	$104,104	$(83,240)			$20,864

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments	Pro Forma
Earnings Per Share
Basic	$0.45		$0.09

Dilutive	$0.45		$0.09

Dividends Declared Per Share	$—		$—

Weighted Average Shares Outstanding
Basic	229,986,428		229,986,428
Dilutive	231,459,820		231,459,820

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2016

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments			Pro Forma
Revenues and Other Income:
Natural Gas, NGLs and Oil Sales	$793,248	$—			$793,248
Loss on Commodity Derivative Instruments	(141,021)	—			(141,021)
Coal Sales	1,065,582	(1,065,582)	(a	)	—
Other Outside Sales	32,038	(31,464)	(a	)	574
Purchased Gas Sales	43,256	—			43,256
Freight-Outside Coal	46,468	(46,468)	(a	)	—
Miscellaneous Other Income	167,306	(72,814)	(a	)	94,492
Gain (Loss) on Sale of Assets	19,498	(5,228)	(a	)	14,270

Total Revenue and Other Income	2,026,375	(1,221,556)			804,819
Costs and Expenses:
Exploration and Production Costs
Lease Operating Expense	96,434	—			96,434
Transportation, Gathering and Compression	374,350	—			374,350
Production, Ad Valorem, and Other Fees	31,049	—			31,049
Depreciation, Depletion and Amortization	417,853	—			417,853
Exploration and Production Related Other Costs	14,519	—			14,519
Purchased Gas Costs	42,717	—			42,717
Other Corporate Expenses	87,913	—			87,913
Impairment of Exploration and Production Properties	—	—			—
Selling, General and Administrative Costs	102,503	—	(g	)	102,503

Total Exploration and Production Costs	1,167,338	—			1,167,338
PA Mining Operations Costs
Operating and Other Costs	733,300	(733,300)	(a	)	—
Depreciation, Depletion and Amortization	168,195	(168,195)	(a	)	—
Freight Expense	46,468	(46,468)	(a	)	—
Selling, General and Administrative Costs	37,512	(37,512)	(a	)	—

Total PA Mining Operations Costs	985,475	(985,475)			—
Other Costs
Miscellaneous Operating Expense	182,869	(136,643)	(a	)	46,226
Selling, General and Administrative Costs	12,717	(12,532)	(a	)	185
Depreciation, Depletion and Amortization	12,455	(10,366)	(a	)	2,089
Loss on Debt Extinguishment	—	—			—
Interest Expense	191,476	(14,053)	(a	)	177,423

Total Other Costs	399,517	(173,594)			225,923
Total Costs and Expenses	2,552,330	(1,159,069)			1,393,261

Loss from Continuing Operations Before Income Tax	(525,955)	(62,487)			(588,442)
Income Tax Expense (Benefit)	10,010	(13,588)	(b	)	(3,578)

Loss from Continuing Operations	(535,965)	(48,899)			(584,864)
Less: Net Income (Loss) Attributable to Noncontrolling Interests	8,954	(8,954)	(a	)	—

Loss Attributable to CNX Resources Corporation Shareholders from Continuing Operations	$(544,919)	$(39,945)			$(584,864)

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2016

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments	Pro Forma
Loss Per Share From Continuing Operations
Basic	$(2.38)		$(3.87)

Dilutive	$(2.38)		$(3.87)

Dividends Declared Per Share	$0.01		$0.01

Weighted Average Shares Outstanding
Basic	229,387,403		229,387,403
Dilutive	229,387,403		229,387,403

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2015

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments			Pro Forma
Revenues and Other Income:
Natural Gas, NGLs and Oil Sales	$726,921	$—			$726,921
Gain on Commodity Derivative Instruments	392,942	—			392,942
Coal Sales	1,289,036	(1,289,036)	(a	)	—
Other Outside Sales	30,967	(30,967)	(a	)	—
Purchased Gas Sales	14,450	—			14,450
Freight-Outside Coal	20,499	(20,499)	(a	)	—
Miscellaneous Other Income	144,351	(67,283)	(a	)	77,068
Gain (Loss) on Sale of Assets	74,173	(13,025)	(a	)	61,148

Total Revenue and Other Income	2,693,339	(1,420,810)			1,272,529
Costs and Expenses:
Exploration and Production Costs
Lease Operating Expense	121,847	—			121,847
Transportation, Gathering and Compression	343,403	—			343,403
Production, Ad Valorem, and Other Fees	30,438	—			30,438
Depreciation, Depletion and Amortization	370,374	—			370,374
Exploration and Production Related Other Costs	10,120	—			10,120
Purchased Gas Costs	10,721	—			10,721
Other Corporate Expenses	65,939	—			65,939
Impairment of Exploration and Production Properties	828,905	—			828,905
Selling, General and Administrative Costs	102,229	—	(g	)	102,229

Total Exploration and Production Costs	1,883,976	—			1,883,976
PA Mining Operations Costs
Operating and Other Costs	666,302	(666,302)	(a	)	—
Depreciation, Depletion and Amortization	176,864	(176,864)	(a	)	—
Freight Expense	20,499	(20,499)	(a	)	—
Selling, General and Administrative Costs	40,843	(40,843)	(a	)	—

Total PA Mining Operations Costs	904,508	(904,508)			—
Other Costs
Miscellaneous Operating Expense	78,743	(25,285)	(a	)	53,458
Selling, General and Administrative Costs	14,918	(14,877)	(a	)	41
Depreciation, Depletion and Amortization	19,882	(18,762)	(a	)	1,120
Loss on Debt Extinguishment	67,751	—			67,751
Interest Expense	199,266	(7,544)	(a	)	191,722

Total Other Costs	380,560	(66,468)			314,092
Total Costs and Expenses	3,169,044	(970,976)			2,198,068

Loss from Continuing Operations Before Income Tax	(475,705)	(449,834)			(925,539)
Income Tax Benefit	(125,439)	(128,236)	(b	)	(253,675)

Loss from Continuing Operations	(350,266)	(321,598)			(671,864)
Less: Net Income (Loss) Attributable to Noncontrolling Interests	10,410	(10,410)	(a	)	—

Net Loss Attributable to CNX Resources Corporation Shareholders from Continuing Operations	$(360,676)	$(311,188)			$(671,864)

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2015

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments	Pro Forma
Loss Per Share From Continuing Operations
Basic	$(1.57)		$(2.99)

Dilutive	$(1.57)		$(2.99)

Dividends Declared Per Share	$0.145		$0.145

Weighted Average Shares Outstanding
Basic	229,186,125		229,186,125
Dilutive	229,186,125		229,186,125

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2014

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments			Pro Forma
Revenues and Other Income:
Natural Gas, NGLs and Oil Sales	$1,004,924	$—			$1,004,924
Gain on Commodity Derivative Instruments	23,193	—			23,193
Coal Sales	1,616,874	(1,616,874)	(a	)	—
Other Outside Sales	276,242	(41,255)	(a	)	234,987
Purchased Gas Sales	8,999	—			8,999
Freight-Outside Coal	23,133	(23,133)	(a	)	—
Miscellaneous Other Income	207,460	(122,259)	(a	)	85,201
Gain (Loss) on Sale of Assets	43,198	(26,312)	(a	)	16,886

Total Revenue and Other Income	3,204,023	(1,829,833)			1,374,190
Costs and Expenses:
Exploration and Production Costs
Lease Operating Expense	139,242	—			139,242
Transportation, Gathering and Compression	239,579	—			239,579
Production, Ad Valorem, and Other Fees	39,418	—			39,418
Depreciation, Depletion and Amortization	323,600	—			323,600
Exploration and Production Related Other Costs	23,355	—			23,355
Purchased Gas Costs	7,251	—			7,251
Other Corporate Expenses	46,838	—			46,838
Impairment of Exploration and Production Properties	—	—			—
Selling, General and Administrative Costs	128,731	—	(g	)	128,731

Total Exploration and Production Costs	948,014	—			948,014
PA Mining Operations Costs
Operating and Other Costs	982,749	(982,749)	(a	)	—
Depreciation, Depletion and Amortization	173,316	(173,316)	(a	)	—
Freight Expense	23,133	(23,133)	(a	)	—
Selling, General and Administrative Costs	68,597	(68,597)	(a	)	—

Total PA Mining Operations Costs	1,247,795	(1,247,795)			—
Other Costs
Miscellaneous Operating Expense	460,429	(119,523)	(a	)	340,906
Selling, General and Administrative Costs	13,307	(10,127)	(a	)	3,180
Depreciation, Depletion and Amortization	35,727	(33,657)	(a	)	2,070
Loss on Debt Extinguishment	95,267	—			95,267
Interest Expense	223,333	—			223,333

Total Other Costs	828,063	(163,307)			664,756
Total Costs and Expenses	3,023,872	(1,411,102)			1,612,770

Earnings (Loss) from Continuing Operations Before Income Tax	180,151	(418,731)			(238,580)
Income Tax Expense (Benefit)	15,204	(123,836)	(b	)	(108,632)

Net Income (Loss) Attributable to CNX Resources Corporation Shareholders from Continuing Operations	$164,947	$(294,895)			$(129,948)

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2014

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments	Pro Forma
Earnings (Loss) Per Share From Continuing Operations
Basic	$0.72		$(0.57)

Dilutive	$0.71		$(0.57)

Dividends Declared Per Share	$0.25		$0.25

Weighted Average Shares Outstanding
Basic	229,994,407		229,994,407
Dilutive	231,580,278		229,994,407

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2017

(Dollars in thousands)	CONSOL Energy Historical	Pro Forma Adjustments			Pro Forma
ASSETS
Current Assets:
Cash and Cash Equivalents	$285,708	$421,302	(c	)/(f)	$707,010
Accounts and Notes Receivable:
Trade	193,778	(100,992)	(c	)	92,786
Other Receivables	77,746	(14,239)	(c	)	63,507
Inventories	63,182	(52,004)	(c	)	11,178
Recoverable Income Taxes	105,432	—			105,432
Prepaid Expenses	79,437	(21,758)	(c	)	57,679

Total Current Assets	805,283	232,309			1,037,592
Property, Plant and Equipment:
Property, Plant and Equipment	13,738,388	(4,604,205)	(c	)	9,134,183
Less—Accumulated Depreciation, Depletion and Amortization	5,939,426	(2,513,075)	(c	)	3,426,351

Total Property, Plant and Equipment—Net	7,798,962	(2,091,130)			5,707,832
Other Assets:
Investment in Affiliates	190,154	—	(c	)	190,154
Other	185,169	(115,281)	(c	)	69,888

Total Other Assets	375,323	(115,281)			260,042

TOTAL ASSETS	$8,979,568	$(1,974,102)			$7,005,466

CNX RESOURCES CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2017

(Dollars in thousands, except per share data)	CONSOL Energy Historical	Pro Forma Adjustments			Pro Forma
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$303,196	$(90,289)	(c	)	$212,907
Current Portion of Long-Term Debt	10,971	(3,564)	(c	)	7,407
Other Accrued Liabilities	540,672	(273,898)	(c	)/(d)	266,774
Current Liabilities of Discontinued Operations	5,353	—			5,353

Total Current Liabilities	860,192	(367,751)			492,441
Long-Term Debt:
Long-Term Debt	2,500,782	(289,602)	(c	)	2,211,180
Capital Lease Obligations	31,530	(9,453)	(c	)	22,077

Total Long-Term Debt	2,532,312	(299,055)			2,233,257
Deferred Credits and Other Liabilities:
Deferred Income Taxes	44,720	189,453	(b	)	234,173
Postretirement Benefits Other Than Pensions	649,565	(649,565)	(c	)	—
Pneumoconiosis Benefits	106,837	(106,837)	(c	)	—
Mine Closing	198,764	(198,764)	(c	)	—
Gas Well Closing	223,446	—			223,446
Workers’ Compensation	66,165	(64,866)	(c	)	1,299
Salary Retirement	100,510	(67,464)	(c	)	33,046
Other	125,822	(42,367)	(c	)	83,455

Total Deferred Credits and Other Liabilities	1,515,829	(940,410)			575,419

TOTAL LIABILITIES	4,908,333	(1,607,216)			3,301,117
Stockholders’ Equity:
Common Stock, $.01 Par Value; 500,000,000 Shares Authorized, 230,090,909 Issued and Outstanding at September 30, 2017; 229,443,008 Issued and Outstanding at December 31, 2016	2,305	—			2,305
Capital in Excess of Par Value	2,486,071	—			2,486,071
Preferred Stock, 15,000,000 shares authorized, None issued and outstanding	—	—			—
Retained Earnings	1,825,547	(617,919)	(c	)/(d)(f)	1,207,628
Accumulated Other Comprehensive Loss	(382,092)	390,209	(c	)	8,117

Total CNX Resources Corporation Stockholders’ Equity	3,931,831	(227,710)			3,704,121

Noncontrolling Interest	139,404	(139,176)	(c	)	228

TOTAL EQUITY	4,071,235	(366,886)			3,704,349

TOTAL LIABILITIES AND EQUITY	$8,979,568	$(1,974,102)			$7,005,466

CNX RESOURCES CORPORATION

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

SEPTEMBER 30, 2017

1.	Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2017 and unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2017 and for the years ended December 31, 2016, 2015 and 2014 are derived from and should be read in conjunction with CNX Resources Corporation’s (CNX Resources) audited consolidated financial statements in our Annual Report on Form 10-K for the period ended December 31, 2016 and the unaudited condensed consolidated financial statements in CNX Resources’ Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 and accompanying notes, in each case, which are available on the United States Security Exchange Commissions website at www.sec.gov and CNX Resources’ website at www.cnx.com.

In accordance with rule 11-02(b)(5) of Regulation S-X amounts related to discontinued operations have been excluded from the accompanying unaudited proforma condensed consolidated statements of income for the years ended December 31, 2016, 2015 and 2014.

The accompanying unaudited pro forma condensed consolidated statements of income for the nine month ended September 30, 2017 and years ended December 31, 2016, 2015 and 2014 assume the spin-off closed on January 1, 2014. The accompanying unaudited pro forma condensed balance sheet as of September 30, 2017, assumes the spin-off transaction occurred on September 30, 2017 and excludes certain assets and liabilities as defined in the Separation and Distribution Agreement.

The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not intended to be indicative of our consolidated results of operations or financial positions that would have been reported had the spin-off been completed as of the dates presented, and should not be taken as a representation of our future consolidated results of operations or financial condition. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable under the circumstances. The pro forma adjustments may differ from those that will be calculated for purposes of reported discontinued operations in future filings.

2.	Pro forma Adjustments and Assumptions

The adjustments are based on currently available information for certain estimates and assumptions and, therefore, the actual effects of these transactions may differ from the pro forma adjustments. A general description of these transactions and adjustments is provided as follows:

(a) Reflects the elimination of the results of operations of CONSOL Mining Corporation.

(b) Represents the tax effect of temporary differences between the tax basis of assets and liabilities of various corporate and other assets and liabilities to be transferred to / from CONSOL Mining Corporation and their reported amounts in the combined financial statements, as well as reflecting the associated income tax benefit (expense) for all of the adjustments noted above. The income tax provision was based on the estimated federal and state statutory rate of 38.65% for the nine months ended September 30, 2017 and the years ended December 31, 2016, 2015 and 2014, respectively. We expect our effective rate in future years, however, to vary from these estimated statutory reserves.

(c) Reflects the elimination of the historical assets and liabilities attributable to CONSOL Mining Corporation.

(d) Reflects the accrual of $7 million of transaction costs attributable to the spin-off that are not already included in accrued expenses as of September 30, 2017. This brings the total transaction costs to $32 million, of which $15 million are attributable to CONSOL Mining Corporation. These are factually supportable because such amounts are based on reliable, documented evidence such as invoices for costs incurred to date and estimates from third-parties for additional costs to be incurred in connection with the spin-off. Such costs are non-recurring in nature and directly related to the separation and, therefore, are reflected as a reduction to equity and not included in the unaudited pro forma condensed combined statements of income.

(e) Represents the removal of non-recurring separation costs of $20 million incurred during the nine months ended September 30, 2017 that are directly related to the spin-off.

(f) Represents the cash distributions paid to CNX Resources by CONSOL Mining Corporation, in accordance with the Separation and Distribution Agreement.

(g) Selling, general and administrative expenses are expected to increase by approximately $18 million due to expenses that were historically allocated to CONSOL Mining Corporation now being the responsibility of CNX Resources. This amount has not been included as a pro forma adjustment due to this expense being an allocated expense that is not considered factually supportable.